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                                                                    EXHIBIT 23.2
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated February 8, 2001 relating to the financial statements of RITA Medical Systems, Inc., which appears in the RITA Medical Systems, Inc. Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP

San Jose, California
July 31, 2001